UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.                 )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CRESCENT ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CRESCENT ACQUISITION CORP ANNOUNCES STOCKHOLDER APPROVAL OF EXTENSION OF

DEADLINE TO COMPLETE BUSINESS COMBINATION

Los Angeles, California, February 18, 2021 – Crescent Acquisition Corp (“Crescent”) (NASDAQ: CRSA) announced today that on February 17, 2021 its stockholders approved an extension of the date by which it has to complete an initial business combination from March 12, 2021 to June 30, 2021. Crescent requested the extension in order to complete the previously announced proposed business combination (the “LiveVox Transaction”) with LiveVox Holdings, Inc. (“LiveVox”), a leading next-generation contact center platform that powers more than 14 billion interactions a year.

The LiveVox Transaction is expected to be completed in the second quarter of 2021, subject to, among other things, the approval by Crescent stockholders and the satisfaction or waiver of other customary closing conditions set forth in the definitive agreement for the LiveVox Transaction.

About LiveVox

LiveVox, a portfolio company of Golden Gate Capital, is a leading cloud-based contact center platform. By seamlessly integrating omnichannel communications, customer relationship management (CRM), and workforce optimization (WFO), LiveVox delivers exceptional agent and customer experiences, while helping to reduce compliance risk. LiveVox’s reliable, easy-to-use technology enables effective engagement strategies on channels of choice to help drive contact center performance. Founded in 2000, LiveVox is headquartered in San Francisco with offices in Atlanta, Denver, St. Louis, Colombia, and Bangalore.

About Crescent Acquisition Corp

Crescent Acquisition Corp is a Special Purpose Acquisition Company formed by Crescent Capital, Robert D. Beyer and Todd M. Purdy for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets.

Additional Information about the Proposed Transaction and Where to Find It

This communication may be deemed solicitation material in respect of the proposed LiveVox Transaction. The LiveVox Transaction will be submitted to the stockholders of Crescent for their approval. In connection with such stockholder vote, Crescent filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) on February 11, 2021 (the “Preliminary Proxy”). When completed, Crescent will mail a definitive proxy statement to its stockholders in connection with Crescent’s solicitation of proxies for the special meeting of the stockholders of Crescent to be held to approve the LiveVox Transaction. This communication does not contain all the information that should be considered concerning the proposed LiveVox Transaction and the other matters to be voted upon at the special meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Crescent’s stockholders and other interested parties are urged to read the Preliminary Proxy, the amendments thereto, the definitive proxy statement, when available, and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC carefully and in their entirety in connection with Crescent’s solicitation of proxies for the special meeting to be held to approve the LiveVox Transaction and other related matters, as these materials will contain important information about LiveVox and Crescent and the proposed LiveVox Transaction. The definitive proxy statement will be mailed to the stockholders of Crescent as of the record date to be established for voting on the proposed LiveVox Transaction and the other matters to be voted upon at the special meeting. Such stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at http://ww.sec.gov, at Crescent’s website at http://www.crescentspac.com or by directing a request to Crescent Acquisition Corp, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this communication. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Crescent, as the case may be, as of the date of this communication, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this communication constitute Crescent’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this communication are subject to a number of factors, risks and uncertainties, some of which are not currently known to Crescent, that may cause Crescent’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that Crescent, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. Crescent’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and Crescent’s performance to differ materially is included in the Preliminary Proxy and in Crescent’s periodic reports filed with the SEC, including but not limited to Crescent’s annual report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Form 10-Q. Copies of Crescent’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Crescent. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither Crescent nor LiveVox undertakes any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to Crescent or LiveVox with respect to any of the foregoing, and this communication shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the LiveVox Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Crescent and LiveVox, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Crescent’s stockholders in respect of the LiveVox Transaction. Information about the directors and executive officers of Crescent is set forth in the Preliminary Proxy and in Crescent’s Form 10-K for the year ended December 31, 2019. Information about the directors and executive officers of LiveVox and additional information regarding the identity of all potential participants in the solicitation of proxies to Crescent’s stockholders in connection with the proposed LiveVox Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, is set forth in the Preliminary Proxy and will be included in the definitive proxy statement, when available. Investors may obtain such information by reading such Preliminary Proxy and such definitive proxy statement, when available.

Contacts

Investor Relations

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

(424) 238-6249

Media Contact

Bill Mendel

Mendel Communications

Bill@mendelcommunications.com